SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)   June 25, 2001
                                                          -------------------

ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2001 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-Through Certificates Series 2001-3)


                ABN AMRO Mortgage Corporation Series 2001-3
-------------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


                                  Delaware
-------------------------------------------------------------------------------
               (State or Other Jurisdiction of Incorporation)


     333-85443-09                                      363886007
------------------------                   -----------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)


       181 West Madison Street
          Chicago, Illinois                                  60602
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                   (Zip Code)


                                248-643-2530
-------------------------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
-------------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

Item 5.        Other Events.
-----          ---------------

Filing of Certain Materials

        Pursuant to Rule 424(b) (5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), ABN AMRO Mortgage Corporation (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Multi-Class Mortgage Pass-Through Certificates, Series 2001-3 (the "Certificates").

Incorporation of Certain Documents by Reference

        The consolidated balance sheets of MBIA Insurance Corporation and Subsidiaries as of December 31, 2000 and December 31, 1999 and the related consolidate statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2000, incorporated by reference in the prospectus supplement, have been incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

        In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PWC") to the use of their name and the incorporation by reference of their report in registration statement (No. 333-85443) and in the prospectus supplement relating to the issuance of the Certificates. The consent of PWC is attached hereto as Exhibit 23.1.

--------------------------------
*Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated October 12, 1999 and the prospectus supplement dated June 25, 2001, of ABN AMRO Mortgage
Corporation, relating to its Multi-Class Mortgage Pass-Through
Certificates, Series 2001-3.

Item 7.    Financial Statements, Pro Forma Financial

           Information and Exhibits.
           ------------------------------

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits:

           23.1    Consents of PWC

                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ABN AMRO Mortgage Corporation
                                              (Registrant)


                                       By:      /s/ Maria Fregosi
                                            -----------------------------

                                              Name:   Maria Fregosi
                                              Title:  Vice President

Dated: June 26, 2001

Exhibit Index

Exhibit                                                             Page
------                                                              ----
23.1                   Consent of PWC                                 6